Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
             10/26/98

Restricting Events

A) Average Cumulative Net Loss Ratio
         (a)  The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                         no

               Initial ADCB                                                                                    273,826,503.00

                                                                                          ADCB of
                                        ADCB of                                          Cumulative              Cumulative
                                      Cumulative              Cumulative             Defaulted Contracts          Net Loss
                                 Defaulted Contracts          Recoveries              net of Recoveries             Ratio
                                 -------------------          ----------             -------------------         ----------
               2 months prior        1,600,436.01             905,445.11                  694,990.90                 0.25%
               1 month prior         1,934,129.28             921,344.72                1,012,784.56                 0.37%
               Current               1,934,129.28             925,741.60                1,008,387.68                 0.37%
                                     ------------             ----------                ------------                 -----
               Average               1,822,898.19             917,510.48                  905,387.71                 0.33%

               Annualized maximum Cumulative Net Loss Ratio                                                          1.00%
               Average Cumulative Net Loss Ratio                                                                     0.33%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the
     Contract Pool as of the Initial Cutoff Date.




B) A Servicer Event has occurred and is continuing (yes/no)                                                           no

C) An Event of Default has occurred and is continuing (yes/no)                                                        no

          (a)  failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)              no

          (b)  failure to pay the then outstanding principal amount of any Note, if any, on its                       no
               related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                      no

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
         10/26/98

Obligor Event Trigger Determination


     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                   yes
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
       as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                 no

     The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is
       no / n/a if not applicable)                                                                                    n/a
       a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                              n/a
       b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries
           are expected                                                                                               n/a
       c)  a Successor Servicer has been appointed                                                                    n/a


An Obligor Event has occurred and is continuing                                                                       n/a


10% Substitution Limit Calculation

     ADCB as of the Cut-off Date:                                                                               273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                     0.00
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                         0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds
       10% (yes/no)                                                                                                   no

5% Skipped Payment Limit Calculation
     The percent of contracts with Skipped Payment modifications                                                     0.18%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                  no
     Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                  n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)

          (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or                   0.00%
                municipalities exceeds 1.13% of the ADCB of the Contract Pool                                         no

          (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software                   1.43%
                exceeds 3.88% of the ADCB of the Contract Pool                                                        no

          (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors             3.92%
                (measured by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the
                Contract Pool                                                                                         no

          (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors               17.06%
                (measured by ADCB as of the date of determination) exceeds 24.79% of the ADCB of the
                Contract Pool                                                                                         no

          (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor             15.58%
                Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool              no

          (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of the           10.85%
                United States exceeds 17.73% of the ADCB of the Contract Pool                                         no

Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
        10/26/98
                                                                                               Collection               Reserve
                                                                                                 Account                  Fund
                                                                                                 -------                  ----
Beginning Account Balance                                                                              0.00            2,738,265.00
Investment Earnings                                                                               84,750.17               13,896.46

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts  and less Servicer Advances plus Payaheads         5,778,567.24
Add: Prepayment Amounts                                                                          949,914.34
Add: Recoveries                                                                                    4,396.88
Add: Investment Earnings                                                                          98,646.63              (13,896.46)
Add: Late Charges                                                                                  8,679.75
Add: Expired Lease Proceeds                                                                            0.00
Add: Servicer Advances                                                                           272,198.66



Available Amounts                                                                              7,112,403.50            2,738,265.00
-----------------


Payments on Distribution Date
-----------------------------

  (A)**  Indenture Trustee Fees (first in funds allocation during a Restricting Event                  0.00
           or an Event of Default)
   (A)   Unreimbursed Servicer Advances                                                                0.00

   (B)   Monthly Servicing Fee, due and accrued, including any amounts unpaid                     62,237.76

   (C)   Class A-1 Notes interest, due and accrued, including any amounts unpaid                       0.00

   (D)   Class A-2 Notes interest, due and accrued, including any amounts unpaid                 723,089.61

   (E)   Class B Notes interest, due and accrued, including any amounts unpaid                    31,523.02

   (F)   Class C Notes interest, due and accrued, including any amounts unpaid                    21,759.94

   (G)   Class D Notes interest, due and accrued, including any amounts unpaid                    27,058.82

   (H)   The Class A-1 Principal Payment Amount                                                        0.00

   (I)   The Class A-2 Principal Payment Amount                                                5,576,678.77

   (J)   The Class B Principal Payment Amount                                                    239,000.52

   (K)   The Class C Principal Payment Amount                                                    188,548.05

   (L)   The Class D Principal Payment Amount                                                    242,507.01

   (M)   Amounts required to meet the Reserve Fund Amount                                              0.00                    0.00

   (B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid                          0.00
         (applicable only if an Obligor Event has occurred and is continuing)


   (N)   Any excess to Certificateholders                                                              0.00

Distributions to Noteholders and Certificateholders                                            7,112,403.50

Ending balance of accounts                                                                             0.00            2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
     10/26/98
     A Restricting Event has occurred and is continuing (yes\no)                                                        no

     Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                          0.00


Unreimbursed Servicer Advances
------------------------------

     (i)    Current month Unreimbursed Servicer Advances                                                                     0.00
     (ii)   Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                       0.00
     (iii)  Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                       0.00
     (iv)   Unreimbursed Servicer Advances distributed                                                                       0.00
            Unpaid Unreimbursed Servicer Advances (or arrearage)                                                             0.00



Servicing Fee Schedule
----------------------

     (i)    Servicing Fee Percentage                                                                                         0.50%
     (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                                       149,370,624.24
     (iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                     62,237.76
     (iv)   Servicing Fee accrued but not paid in prior periods                                                              0.00
     (v)    Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                         62,237.76
     (vi)   Monthly Servicing Fee distributed                                                                           62,237.76
            Servicing Fee accrued but not paid                                                                               0.00

Class A-1 Interest Schedule
---------------------------

            Opening Class A-1 principal balance                                                                              0.00
     (i)    Class A-1 Interest Rate                                                                                        5.7325%
     (ii)   Number of days in Accrual Period                                                                                    0
            Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                          0.0000%
            Current Class A-1 interest due                                                                                   0.00
            Prior Class A-1 interest arrearage                                                                               0.00
            Current Period Interest Shortfall                                                                                0.00

            Class A-1 interest distribution                                                                                  0.00


Class A-2 Interest Schedule
---------------------------

            Opening Class A-2 principal balance                                                                    135,791,476.71
            Class A-2 Interest Rate                                                                                        6.3900%
            Class A-2 Interest Rate x 30/360                                                                               0.5325%
            Current Class A-2 interest due                                                                             723,089.61
            Prior Class A-2 interest arrearage                                                                               0.00
            Current Period Interest Shortfall                                                                                0.00

            Class A-2 interest distribution                                                                            723,089.61


Class B Interest Schedule
-------------------------

            Opening Class B principal balance                                                                        5,819,634.66
            Class B Interest Rate                                                                                          6.5000%
            Class B Interest Rate x 30/360                                                                                 0.5417%
            Current Class B interest due                                                                                31,523.02
            Prior Class B interest arrearage                                                                                 0.00
            Current Period Interest Shortfall                                                                                0.00

            Class B interest distribution                                                                               31,523.02

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
            10/26/98

Class C Interest Schedule
-------------------------
            Opening Class C principal balance                                                                         3,908,970.81
            Class C Interest Rate                                                                                           6.6800%
            Class C Interest Rate x 30/360                                                                                  0.5567%
            Current Class C interest due                                                                                 21,759.94
            Prior Class C interest arrearage                                                                                  0.00
            Current Period Interest Shortfall                                                                                 0.00

            Class C interest distribution                                                                                21,759.94


Class D Interest Schedule
-------------------------

            Opening Class D principal balance                                                                         4,255,647.00
            Class D Interest Rate                                                                                           7.6300%
            Class D Interest Rate x 30/360                                                                                  0.6358%
            Current Class D interest due                                                                                 27,058.82
            Prior Class D interest arrearage                                                                                  0.00
            Current Period Interest Shortfall                                                                                 0.00

            Class D interest distribution                                                                                27,058.82

Class A-1 Principal Schedule
----------------------------
            Class A-1 Maturity Date                                                                                        9/25/98
     (i)    Opening Class A-1 principal balance                                                                               0.00
     (ii)   ADCB as of last day of second preceding Collection Period                                               149,370,624.24
     (iii)  ADCB as of last day of immediately preceding Collection Period                                          143,236,277.60
            Expected Class A-1 Payment ( (ii) - (iii) )                                                               6,134,346.64
     (iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                     0.00
            Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                                    0.00
            Class A-1 Principal Payment Amount distribution                                                                   0.00
                                   Shortfall                                                                                  0.00

            Class A-1 Principal Balance after current distribution                                                            0.00



Class A-2 Principal Schedule
----------------------------

     (i)    Opening Class A-2 principal balance                                                                     135,791,476.71
     (ii)   Applicable Class A-2 Percentage                                                                                  90.91%
     (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                    143,236,277.60
     (iv)   Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                     130,214,797.94
     (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                        5,576,678.77
     (vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                                5,576,678.77

            Class A-2 Principal Payment Amount distributed                                                            5,576,678.77
                                   Shortfall                                                                                  0.00

            Class A-2 principal balance after current distribution                                                  130,214,797.94

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
            10/26/98

Class B Principal Schedule
--------------------------
     (i)    Opening Class B principal balance                                                                         5,819,634.66
     (ii)   Applicable Class B Percentage                                                                                     3.90%
     (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                    143,236,277.60
     (iv)   Current month targeted Class B principal balance ( (ii) * (iii) )                                         5,580,634.14
     (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                          239,000.52
     (vi)   Class B Principal Payment Amount (lesser of (i) or (v) )                                                    239,000.52

            Class B Principal Payment Amount distributed                                                                239,000.52
                                  Shortfall                                                                                   0.00

            Class B principal balance after current distribution                                                      5,580,634.14



Class C Principal Schedule
--------------------------

     (i)    Opening Class C principal balance                                                                         3,908,970.81
     (ii)   Applicable Class C Percentage                                                                                     2.60%
     (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                    143,236,277.60
     (iv)   Current month targeted Class C principal balance ( (ii) * (iii) )                                         3,720,422.76
     (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                          188,548.05
     (vi)   Class C Principal Payment Amount (lesser of (i) or (v) )                                                    188,548.05

            Class C Principal Payment Amount distributed                                                                188,548.05
                                  Shortfall                                                                                   0.00

            Class C principal balance after current distribution                                                      3,720,422.76



Class D Principal Schedule
--------------------------

     (i)    Opening Class D principal balance                                                                         4,255,647.00
     (ii)   Applicable Class D Percentage                                                                                     2.60%
     (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                    143,236,277.60
     (iv)   Current month targeted Class D principal balance ( (ii) * (iii) )                                         3,720,422.76
     (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                          535,224.24
     (vi)   Class D Principal Payment Amount (lesser of (i) or (v) )                                                    535,224.24

            Class D Principal Payment Amount distributed                                                                242,507.01
                                  Shortfall                                                                             292,717.23

            Class D principal balance after current distribution                                                      4,013,139.99


Reserve Fund Schedule
---------------------

            Prior month Reserve Fund balance                                                                          2,738,265.00
            Initial ADCB                                                                                            273,826,503.00
            Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                       2,738,265.00
                                   (ii) outstanding principal of the Notes)
            Current period draw on Reserve Fund                                                                               0.00
            Required deposit to Reserve Fund                                                                                  0.00
            Actual deposit to Reserve Fund                                                                                    0.00
            Interest Earned on Reserve Account                                                                           13,869.46
            Deposit to Certificateholder                                                                                      0.00
            Ending Reserve Fund balance                                                                               2,738,265.00

            Ending Reserve Fund balance as a percentage of ADCB                                                               1.91%


Servicing Fee Schedule
----------------------

            Servicing Fee during an Obligor Event                                                                             0.00
            Servicing Fee paid                                                                                                0.00

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
            10/26/98
                            CUSIP # 423327AA3
            Class A-1
            ---------
            Class A-1 principal balance                                                                            0.00
            Initial Class A-1 principal balance                                                           62,980,096.00

            Note factor                                                                                     0.000000000



                            CUSIP # 423327AB1
            Class A-2
            ---------
            Class A-2 principal balance                                                                  130,214,797.94
            Initial Class A-2 principal balance                                                          191,678,552.00

            Note factor                                                                                     0.679339428



                            CUSIP # 423327AC9
            Class B
            -------
            Class B principal balance                                                                      5,580,634.14
            Initial Class B principal balance                                                              8,214,795.00

            Note factor                                                                                     0.679339428



                            CUSIP # 423327AD7
            Class C
            -------
            Class C principal balance                                                                      3,720,422.76
            Initial Class C principal balance                                                              5,476,530.00

            Note factor                                                                                     0.679339428




            Class D
            -------
            Class D principal balance                                                                      4,013,139.99
            Initial Class D principal balance                                                              5,476,530.00

            Note factor                                                                                     0.732788826

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
          10/26/98


ADCB as of the last day of the Collection Period                                                               143,236,277.60



Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                                   0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                                   0
Defaulted Contracts as a percentage of ADCB (annualized)                                                                 0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                                    0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                                    0

DCB of Prepaid Contracts as of the last day of the Collection Period                                               754,122.09
Number of Prepaid Contracts as of the last day of the Collection Period                                                     9

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                       0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                       0

DCB of Warranty Contracts as of the last day of the Collection Period                                                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                    0

DCB of repurchased Contracts as of the last day of the Collection Period                                                 0.00
Number of repurchased Contracts as of the Collection Period                                                                 0

DCB of Additional Contracts as of the last day of the Collection Period                                                  0.00
Number of Additional Contracts as of the Collection Period                                                                  0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                     4,396.88

Delinquencies                                                                        Dollars                           Percent
                                                                                     -------                           -------
         Current                                                                 137,201,125.97                         95.32%
         31-60 days past due                                                       4,322,043.54                          3.00%
         61-90 days past due                                                       1,703,064.85                          1.18%
         Over 90 days past due                                                       715,021.30                          0.50%
                                                                                     ----------                          ----
         Total                                                                   143,941,255.66                        100.00%

         31+ days past due                                                         6,740,129.69                          4.68%


   (i)   DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                                1,934,129.28
   (ii)  Cumulative Recoveries realized on Defaulted Contracts                                                     925,741.60
         Cumulative net losses to date  ( (i) - (ii) )                                                           1,008,387.68

         ---------------------------------------------------------------------------------------
                                           Static Information
         Initial ADCB                                                               273,826,503
         Discount Rate                                                                   6.9239%
         Class A-1 Initial Principal Amount                                          62,980,096
         Class A-1 Interest Rate                                                         5.7325%
         Class A-2 Initial Principal Amount                                         191,678,552
         Class A-2 Interest Rate                                                         6.3900%
         Class B Initial Principal Amount                                             8,214,795
         Class B Interest Rate                                                           6.5000%
         Class C Initial Principal Amount                                             5,476,530
         Class C Interest Rate                                                           6.6800%
         Class D Initial Principal Amount                                             5,476,530
         Class D Interest Rate                                                           7.6300%
         Reserve Fund Initial Deposit                                                 2,738,265
         Class A-1 Maturity Date                                                       10/26/98
         Classes A-2, B, C, & D Maturity Date                                           5/25/05
         Closing Date                                                                    9/4/97
         --------------------------------------------------------------------------------------